EATON VANCE GLOBAL NATURAL RESOURCES FUND
Supplement to Prospectus dated July 1, 2014

1.  The following replaces “Portfolio Manager.” under “Management” in “Fund Summary”:

Portfolio Manager.  The Fund is managed by Stephen Bonnyman, CFA, a Portfolio Manager at AGFA and an Associate Portfolio Manager of AGF Management Limited, who has managed the Fund since September 2014.

2.  The following replaces the fourth paragraph in “Management.” under “Management and Organization”:

Stephen Bonnyman, CFA, has served as the portfolio manager of the Fund since September 2014.  Mr. Bonnyman is a Portfolio Manager at AGFA and an Associate Portfolio Manager at AGF.  Mr. Bonnyman joined AGF in 2013 as an Associate Portfolio Manager and Materials Analyst.  Prior to AGF, Mr. Bonnyman was a Managing Director-Senior Mining Analyst at BMO Capital Markets (2012 - 2013), Executive Director-Investment Analyst and Portfolio Manager at UBS Global Asset Management (2010 - 2011) and a Vice President–Global Materials Analyst at McLean Budden (2007 - 2010).

September 24, 2014	16336 9.24.14

EATON VANCE GLOBAL NATURAL RESOURCES FUND

Supplement to Statement of Additional Information dated July 1, 2014

The following replaces the first and second paragraphs under “Portfolio Manager.” in “Investment Advisory and Administrative Services”:

Portfolio Manager.  The portfolio manager of the Fund is listed below.  The portfolio manager manages other investment accounts in addition to the Fund.  The following table shows, as of August 31, 2014, the number of accounts the portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category.  The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Stephen Bonnyman(1)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

(1)  Mr. Bonnyman became portfolio manager of the Fund effective September 24, 2014 and on or about this date will assume portfolio management responsibility for all but one of the accounts formerly managed by Mr. Lyon.

Mr. Bonnyman did not beneficially own any equity securities of the Fund or of any of the funds in the Eaton Vance family of funds as of August 31, 2014.

September 24, 2014